UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
May 18, 2011

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4305 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 18, 2011, Frozen Food Express Industries, Inc. (the “Company”) held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the Company’s stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 19, 2011. The results of the stockholder vote are as follows:

Proposal 1 – Election of Class 1 Directors:

Director Nominee	For	Withheld	Broker Non-Votes
Barrett D. Clark	11,288,534	3,121,312	1,451,986
Kevin K. Kilpatrick	11,692,997	2,716,849	1,451,986
S. Russell Stubbs	11,265,695	3,144,151	1,451,986

Proposal 2 – Ratification of Grant Thornton LLP as the Company’s independent registered public accountants:

The proposal was approved.

For	Against	Abstain
15,719,271	48,235	94,326

Proposal 3 – Approval for the advisory vote on executive compensation:

Our stockholders approved, on an advisory basis, the compensation of the Named Executive Officers disclosed in the proxy statement.

For	Against	Abstain	Broker Non-Votes
12,290,346	1,957,739	161,761	1,451,986

Proposal 4 –Advisory vote on the frequency of conducting the advisory vote on executive compensation:

The results of the vote are below.

Three Years	Two Years	One Year	Abstain	Broker Non-Vote
4,309,291	95,373	9,933,116	12,577	1,511,475

Item 8.01.	Other Events

A meeting of the Registrant’s Board of Directors was reconvened after the adjournment of the Annual Meeting, at which time the Board of Directors took the following actions:

Elected the persons named below to their indicated positions as Executive Officers of the Company.  Each person named below was elected to serve until the 2012 annual meeting, or until their successor is named by the Board of Directors.  No other aspect of any Executive Officer’s position with the Company has changed, including but not limited to compensation arrangements.
-S. Russell Stubbs, President and Chief Executive Officer
-John T. Hickerson, Executive Vice President and Chief Operating Officer
-John R. McManama, Senior Vice President, Chief Financial Officer and Treasurer
-David Hedgpeth, Vice President – Corporate Risk Management, Compliance and Safety
-Burl G. Cott, Code of Business Conduct and Ethics Compliance Officer
-Leonard W. Bartholomew, Corporate Secretary

Elected the following positions place the holder thereof either in charge of a principal business unit, division or function or the person holding such offices performs policy-making functions:

President and Chief Executive Officer
Executive Vice President and Chief Operation Officer
Senior Vice President and Chief Financial Officer

Re-elected the following directors to the indicated committees for the ensuing year:
Compensation Committee
                                       Brian Blackmarr, Chairman
                                       W. Mike Baggett
                                       Kevin K. Kilpatrick
                                  Audit Committee
                                       Jerry T. Armstrong, Chairman
                                       W. Mike Baggett
                                       Barrett D. Clark
                                       T. Michael O’Connor
                                 Nominating Committee
                                      W. Mike Baggett, Chairman
                                      Brian Blackmarr
                                Barrett D. Clark

   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FROZEN FOOD EXPRESS INDUSTRIES, INC.
Dated: May 20, 2011	By:	/s/ John McManama
John McManama Senior Vice President and Chief Financial Officer (Principal Financial Officer)